UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
November 2, 2006
Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747
(Address of principal executive offices)
(631) 962-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
      On November 6, 2006, OSI Pharmaceuticals, Inc. (“OSI”) issued a press release regarding its financial results for the quarter ended September 30, 2006. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
      The information in this Item 2.02 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

ITEM 2.05.	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES
      On November 6, 2006, OSI also announced the decision of its board of directors to exit its eye disease business. OSI’s board of directors reached this decision because a key strategic goal of the acquisition of this business in November 2005 — the generation of significant positive cash flow from its eye disease business in the 2006 through 2008 fiscal years — will not be realized. OSI will seek to maximize the value of the eye disease business through licensing, partnering or selling Macugen® (pegaptanib sodium injection) and OSI’s other eye disease-related assets within the next six to nine months.
      OSI expects to incur costs in connection with its exit of the eye disease business, including costs related to employee severance and the consolidation of facilities. However, as of the date of this Current Report on Form 8-K, OSI is unable to make a good faith determination of an estimate or range of estimates of the costs expected to be incurred in connection with this exit, or of each major type of cost associated with the exit, or of the amount of any charges that will result in additional future cash expenditures. These costs and charges are subject to a number of assumptions, and may vary depending on the form of strategic transaction that OSI enters into with respect to its eye disease business. Accordingly, as permitted by Item 2.05 of Form 8-K, OSI will file an amendment to this report under Item 2.05 within four business days after OSI completes its determination of such estimates or range of estimates.

ITEM 8.01.	OTHER EVENTS
      On November 7, 2006, OSI held a webcast conference call regarding its financial results for the quarter ended September 30, 2006. A textual representation of certain portions of the conference call is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.
      This Current Report on Form 8-K contains “forward-looking statements” that do not convey historical information, but relate to predicted or potential future events, such as statements of our plans, strategies and intentions. These statements can often be identified by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or “anticipate” or similar terminology. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding OSI’s plans to exit its eye disease business and the potential exit-related costs and charges, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except for OSI’s ongoing obligations to disclose material information under the federal securities laws, OSI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which OSI competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject various risks and uncertainties, including those set forth in Item 1A, “Risk Factors”, in OSI’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2005, and in its subsequent filings made with the Securities and Exchange Commission.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press release, dated November 6, 2006.

99.2	Textual representation of certain portions of the webcast conference call held on November 7, 2006.

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SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2006	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 6, 2006.

99.2	Textual representation of certain portions of the webcast conference call held on November 7, 2006.

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